UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022

THE MOSAIC COMPANY
(Exact name of registrant as specified in its charter)

DE	001-32327	20-1026454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Kennedy Blvd.		33602
Suite 2500
Tampa,	FL
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 918-8270
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MOS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2022 Annual Meeting of Stockholders ("Annual Meeting"), The Mosaic Company ("Mosaic") stockholders (i) elected eleven directors (Cheryl K. Beebe, Gregory L. Ebel, Timothy S. Gitzel, Denise C. Johnson, Emery N. Koenig, James ("Joc") C. O'Rourke, David T. Seaton, Steven M. Seibert, Luciano Siani Pires, Gretchen H. Watkins and Kelvin R. Westbrook), each for a term of one year expiring in 2023 or until their respective successors have been duly elected and qualified; (ii) ratified the appointment of KPMG LLP as the independent registered public accounting firm to audit Mosaic’s financial statements for the year ending December 31, 2022; (iii) approved, on an advisory basis, the compensation of Mosaic’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the related narrative disclosures set forth in Mosaic’s proxy statement for the Annual Meeting (the “Say-on-Pay Advisory Proposal”); and (iv) rejected the stockholder proposal relating to reducing the ownership threshold to call a special meeting.
The votes cast with respect to each director elected for a term of one year expiring in 2023 are summarized as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Cheryl K. Beebe	255,304,549	19,694,021	333,598	26,872,983
Gregory L. Ebel	257,616,204	16,054,111	1,661,853	26,872,983
Timothy S. Gitzel	256,923,723	18,047,943	360,502	26,872,983
Denise C. Johnson	272,383,370	2,618,667	330,131	26,872,983
Emery N. Koenig	263,986,820	10,987,182	358,166	26,872,983
James ("Joc") C. O'Rourke	272,846,275	2,127,255	358,638	26,872,983
David T. Seaton	266,137,059	8,832,444	362,665	26,872,983
Steven M. Seibert	263,406,927	11,520,936	404,305	26,872,983
Luciano Siani Pires	273,941,235	1,011,523	379,410	26,872,983
Gretchen H. Watkins	272,267,793	2,734,008	330,367	26,872,983
Kelvin R. Westbrook	245,215,098	29,623,431	493,639	26,872,983
The votes cast with respect to ratification of the appointment of KPMG LLP as Mosaic’s independent registered public accounting firm to audit Mosaic’s consolidated financial statements for the year ending December 31, 2022 are summarized as follows:

For	Against	Abstained	Broker Non-Votes
296,403,323	5,021,313	780,515	-
The votes cast with respect to approval, on an advisory basis, of the Say-on-Pay Advisory Proposal are summarized as follows:

For	Against	Abstained	Broker Non-Votes
259,019,589	15,972,642	339,937	26,872,983
The votes cast with respect to the stockholder proposal relating to reducing the ownership threshold to call a special meeting are summarized as follows:

For	Against	Abstained	Broker Non-Votes
113,861,688	161,014,112	456,368	26,872,983

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: May 23, 2022	By:	/s/ Mark J. Isaacson
	Name:	Mark J. Isaacson
	Title:	Senior Vice President, General Counsel
and Corporate Secretary